UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 15, 2026 Fractyl Health, Inc. (the “Company” or “Fractyl”) issued a press release announcing one-year results from its REMAIN-1 Midpoint Cohort, a distinct patient cohort assessing the potential of the Revita DMR System (“Revita”) to maintain weight loss after GLP-1 discontinuation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As described in the accompanying press release, the Company will host a conference call and live audio webcast today, July 15, 2026 at 8:00 a.m., Eastern Time, to discuss the presentation of data described above.

The live audio webcast may be accessed through the “Events” section of the Company’s website at ir.fractyl.com. A copy of the presentation to be used by the Company during the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01 Other Events.

On July 15, 2026, the Company reported one-year data from its REMAIN-1 Midpoint Cohort, a blinded, sham-controlled study evaluating Revita for weight maintenance following GLP-1 drug discontinuation.

Key One-Year Findings

•
Dose-dependent durability confirmed at one year: In the full modified intention-to-treat (mITT) population (N=45), a single Revita procedure reduced weight regain by approximately 40% versus sham at one year (least-squares mean weight regain of 7.8% versus 13.0% of body weight; n=29 versus 16 for Revita versus sham). Participants who received complete duodenal ablation (>14 cm) maintained approximately 81% of GLP-1-induced weight loss at one year, compared with 48% in sham participants (least-squares mean weight regain of 4.8% versus 13.0% of body weight; n=17 versus 16 for Revita versus sham), reflecting a reduction in weight regain of over 60% versus sham. This is consistent with earlier findings that more complete duodenal ablation drives greater treatment effect.
•
Greatest benefit in patients with greatest need: In an optimized population of participants who received complete duodenal ablation (>14 cm) and had higher GLP-1 run-in weight loss (≥17.5%), Revita maintained approximately 84% of GLP-1-induced weight loss at one year versus 46% with sham (least-squares mean weight regain of 4.1% versus 13.5% of body weight; n=10 versus 8 for Revita versus sham). These results are consistent with the view that patients at greatest need may derive the greatest benefit from Revita due to their higher propensity for weight regain after GLP-1 discontinuation.
•
Weight-maintenance responder rate: The second co-primary endpoint of the Pivotal Cohort, assessed against a U.S. Food and Drug Administration (FDA) mandated pre-specified performance goal of >50%, measures the proportion of Revita patients maintaining at least 5% total body weight loss relative to their pre-tirzepatide weight at one year. As a reference point for the Pivotal Cohort, this responder rate was 73% in the Midpoint Cohort mITT population, rising to 91% in those with complete duodenal ablation (>14 cm).
•
Excellent tolerability: No device- or procedure-related serious adverse events occurred. No new device-related treatment-emergent adverse events (TEAEs) were observed between six and 12 months. Overall TEAE rates were comparable between arms through one year (24% Revita versus 25% sham), reflecting a generally mild peri-procedural adverse event profile that supports potentially broad outpatient use for Revita. One new diagnosis of type 2 diabetes occurred in the sham arm versus none with Revita.

Cautionary Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact are forward-looking statements. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will” and variations of these words or similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding: the promise and potential impact of our clinical trial data and product candidates, including Revita’s potential for maintaining weight loss after GLP-1 based therapy discontinuation and stabilizing cardiometabolic parameters; the translatability of results and scalability of technique related to Revita; the design, initiation, timing and results of clinical enrollment and any clinical studies or readouts, including readouts from the REMAIN-1 Midpoint Cohort and the REMAIN-1 Pivotal Cohort; the potential launch or commercialization of any of our product candidates or products; our regulatory strategy, including potential use and benefits of the De Novo pathway (FDA pre-submission feedback is advisory and non-binding, and there is no assurance that FDA will accept a De Novo marketing application submission or that Revita will receive marketing authorization); the potential treatment population or benefits for any of our product candidates or products; our strategic and product development objectives and goals; and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the risks that are discussed more fully in our filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 24, 2026, and other documents we subsequently file with or furnish to the SEC, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 12, 2026. These forward-looking statements are based on management’s current estimates and expectations. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description
99.1	Press Release dated July 15, 2026
99.2	Conference Call Presentation dated July 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	July 15, 2026	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D., Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)